SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       September 17, 2001
                                                 -------------------------------


                                 GOAMERICA, INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                          0-29359                   22-3693371
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)    (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


433 Hackensack Avenue
Hackensack, New Jersey                                         07601
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


Registrant's telephone number, including area code       (201) 996-1717
                                                  -----------------------------




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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

     On September 17, 2001, GoAmerica, Inc. (the "Registrant") issued a press release announcing a share repurchase program. A copy of the press release issued by the Registrant on September 17, 2001 concerning the program is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     Exhibit No.                             Description of Exhibit
     -----------                             ----------------------

       20.1                         Press release of Registrant, dated September
                                    17, 2001,  announcing   Registrant's   share
                                    repurchase program

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          GOAMERICA, INC.



                                          By:  /s/ Francis J. Elenio
                                             -----------------------------------
                                          Name:  Francis J. Elenio
                                          Title: Chief Financial Officer

September 17, 2001